General	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1 – GENERAL

UAS Drone Corp. ("the Company" or "USDR") was incorporated under the laws of the State of Nevada on February 4, 2015. Prior to the Company's formation, the operations were functioning under Unlimited Aerial Systems, LLP ("UAS LLP"). UAS LLP was formed under the laws of the State of Louisiana on August 22, 2014. Effective March 31, 2015, the Company completed a reverse merger with UAS LLP. The reverse merger was accounted for as a reverse capitalization.

On March 9, 2020, the Company closed on the Share Exchange Agreement (as defined hereunder), pursuant to which, Duke Robotics, Inc. ("Duke Inc.") a corporation incorporated under the laws of the state of Delaware, became a majority-owned subsidiary of the Company. Duke Inc. has a wholly-owned subsidiary, Duke Airborne Systems Ltd. ("Duke Israel," and collectively with Duke Inc., "Duke"), which was formed under the laws of the State of Israel in March 2014 and became the sole subsidiary of Duke after its incorporation.

On April 29, 2020, the Company, Duke Inc., and UAS Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("UAS Sub"), executed an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which UAS Sub merged with and into Duke Inc. Upon closing of the Short-Form Merger (as defined hereunder), each outstanding share of UAS Sub's common stock, par value $0.0001 per share, was converted into and became one share of common stock of Duke Inc., with Duke Inc. surviving as a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company intended to acquire the remaining outstanding shares of Duke Inc. held by certain stockholders of Duke Inc. that did not participate in the Share Exchange Agreement (as defined hereunder).

On April 30, 2020, the Company filed a Registration Statement on Form S-1, which was declared effective by the U.S. Securities and Exchange Commission ("SEC") on June 19, 2020, to register: (i) 63,856 shares of common stock of the Company that were issued to certain stockholders of Duke Inc. upon the consummation of the Short-Form Merger; (ii) 14,614,751 shares of common stock of the Company of certain selling stockholders named in the S-1 Registration Statement; and (iii) 3,649,733 shares of common stock of the Company issuable upon conversion of Convertible Notes (see Note 6 below).

On June 25, 2020, at the closing of the transaction contemplated by the Merger Agreement, the Company issued 63,856 shares to certain Duke Inc. stockholders, and Duke Inc. became a wholly owned subsidiary of the Company.

The Company (collectively with Duke, the "Group") is a robotics company dedicated to the development of an advanced robotics stabilization system that enables remote, real-time, pinpoint accurate firing of small arms and light weapons. The Company's advanced robotics system is able to achieve pinpoint accuracy regardless of the movement of the weapons platform or the target.

On January 29, 2021, the Company, through Duke Israel, and Elbit Systems Land Ltd., an Israeli corporation, entered into a collaboration agreement for the global marketing and sales, and the production and further development of our developed advanced robotic system mounted on an UAS, armed with lightweight firearms, which we market under the commercial name "TIKAD."

Effective October 22, 2020, Company's common stock in quoted on the OTC Markets Group, Inc.'s OTCQB® tier Venture Market, under the symbol "USDR".

Merger Transaction

On March 4, 2020, USDR entered into a Share Exchange Agreement with Duke Inc., and certain shareholders of Duke Inc. who executed and delivered the Share Exchange Agreement (the "Share Exchange Agreement"), pursuant to which Duke Inc. became a majority-owned subsidiary of USDR (the "Share Exchange"). The Share Exchange closed on March 9, 2020. Such closing date is referred to as the "Effective Time."

Before entering into the Share Exchange Agreement: (i) Duke entered into debt cancellation letters (the "Debt Cancellation Letters") with each of its Stockholders with regard to the Stockholders Loans.

Pursuant to the Debt Cancellation Letters, 842,135 shares of the Duke Inc. common stock (1,046,016 shares post Exchange Ratio) were issued in exchange for the cancellation of $623 in debt, leaving $280 of outstanding Stockholders Loans. These Stockholders Loans, including interest (which shall bear an annual fixed interest rate of 3% as of January 1, 2020), shall be repaid at the date upon which the Company raises at least $15 million and has achieved earnings before interest, tax, depreciation and amortization of $3 million, but not before the three year anniversary of the Effective Time and the full repayment of the amounts outstanding under certain convertible loan agreements in the aggregate amount of $965 (each, a "Convertible Loan Agreement") (see Note 6B) entered into at the Effective Time, unless such repayment is otherwise waived by the parties to the Investors' Loan; (ii) Loans made from Duke to an executive officer and a former executive officer, who are also stockholders were extinguished in connection with the Debt Cancellation Letters; (iii) Duke issued a consultant 1,146,005 shares of the Duke Inc. common stock (1,423,453 shares post Exchange Ratio), at par value, regarding services rendered to Duke Inc. The fair value of the shares issued was estimated at $429 and were recorded to share based compensation expenses.; and (iv) a convertible loan agreement in amount of $400 bearing an annual interest rate of 6%, including accumulated interest in amount of $48, was converted into 700,000 shares of Duke Inc. common stock (869,470 shares post Exchange Ratio).

In conjunction with the consummation of the Share Exchange, and as a condition thereof, the USDR entered into the agreements listed below:

(i)	Convertible Loan Agreements, on the same terms, in the aggregated amount of $965 with several investors. The term of each investor's loan is for 12 month and each such agreement bears annual interest of 15%, and at the discretion of USDR, the term of the investors' loans can be extended for an additional 12 month period, which the Company did elect to extend (see also note 6 below). The investors have the option to convert the respective unpaid balance of their loan into shares of USDR's common stock based on the lower of the following valuations: (i) the lowest effective price per share set in connection with any funds raised by USDR during the six months following the Share Exchange; (ii) 80% of the lowest effective price per share set in connection with any funds raise by USDR at any time subsequent to six months following the Share Exchange until such time as the Investors' Loans are fully repaid; (iii) a price per share reflecting a post-money valuation of USDR of $15 million following the next investment in USDR following closing; or (iv) if at any time following the 6 month anniversary of the closing of the Share Exchange and until such time as the Investors' Loans are fully repaid, USDR sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues any common stock entitling any person to acquire shares of common stock at an effective price per share that is lower than $0.374. The conversion price is currently $0.374. As of March 30, 2021, the Convertible Loan Agreements have an aggregate outstanding principal balance of $835 as a result of the conversions of certain Convertible Loan Agreements (see note 15 below).

(ii)	In addition, before entering into the Share Exchange the parties to certain consulting agreements agreed to exchange their contractual right to receive options in Duke for options to be granted by USDR following the Effective Time, subject to the terms and conditions of a stock incentive plan, to be adopted by the Board of Directors of USDR.

(iii)	Securities exchange agreements with outstanding debt holders of USDR, Alpha Capital Anstalt ("Alpha") and GreenBlock Capital LLC ("GBC") to respectively cancel existing debentures or debt in the total amount of $658 and in exchange issue new debentures in the aggregate amount of $400 and issue 698,755 and 65,198 shares of common stock to each of Alpha and GBC, respectively (the "New Debentures"). The New Debentures mature three years from the Effective Date, bear interest at a rate of 8% per year and are only convertible into shares of the Company's common stock, at an original conversion price of $0.374 (the "Original Conversion Price"); provided, however, that such Original Conversion Price shall be adjusted downward in the event that USDR, as applicable, sells or grants any options to purchase or sells or grants any right to reprice, or otherwise dispose or issues any common stock or common stock equivalents entitling any purchaser to acquire shares of the Company's common stock at an effective price per share that is lower than the Original Conversion Price (such issuance, a "Dilutive Event"). In the event of a Dilutive Event at any time from the Effective Time through the six (6) month anniversary of the Effective Time, any such adjustment shall occur immediately after the completion of such period. As of March 30, 2021, the New Debentures have an aggregate outstanding principal balance of $200 as a result of conversions of the New Debentures (see note 15 below).

(iv)	Several Securities Exchange Agreements, with similar terms, to exchange certain promissory notes having a total principal amount of $35 bearing interest of 6% per annum, for 9,623,621 shares of Company's common stock. Signatories to the Securities Exchange Agreements are entitled to an anti-dilution clause in the event that the Convertible Loans detailed in Note 1(iii) above are converted such that such the number of shares held by such investors would not be lower than original holding on a fully diluted basis prior to such conversions. Per Accounting Standards Update ("ASU") 2017-11, the Company classified the anti-dilution to shareholders equity.

(v)	A Registration Rights Agreement with GBC, Alpha, the Primary Lenders (as defined below) and certain Duke shareholders. The Company filed a Registration Statement on Form S-1 with the SEC, which was declared effective on June 19, 2020, in compliance with the requirements of the Registration Rights Agreement. The deemed beneficial owners of the common stock, or other securities, issuable under parties to the Convertible Loan Agreements and the Note Conversion are identical and, as such, the Company refer to these parties as the "Primary Lenders."

(vi)	The Company's former CEO's outstanding accrued pay of $32 as well as the 25,000 options he held at the end of 2019, were converted into 45,968 shares of the post-transaction Company.

Pursuant to the terms of the Share Exchange Agreement, at the Effective Time, the Company issued an aggregate of 28,469,065 shares of its common stock to the Duke Inc. stockholders in exchange for 22,920,107 shares of Duke's Inc. issued and outstanding shares of common stock, representing approximately 99% of Duke's Inc. issued and outstanding shares of common stock. Accordingly, each outstanding share of Duke Inc. common stock was exchanged for the right to receive 1.2421 shares of the Company's common stock (the "Exchange Ratio"). Of the shares of Duke Inc. common stock that were exchanged for shares of the Company's common stock, 51,410 (representing 63,856 shares of the Company's common stock post-Share Exchange) were issued but remained in escrow until the Company completed the Short-Form Merger (as defined hereunder). On June 25, 2020, at the closing of the transaction contemplated by the Merger Agreement, the Company released the shares in escrow.

As such, at the Effective Time, the Duke stockholders owned an equivalent of approximately 71% of the Company's common stock. After giving effect to the Share Exchange, Duke became a subsidiary of the Company. Following the Share Exchange, the Company adopted the business plan of Duke.

The transaction was accounted for as a reverse asset acquisition in accordance with generally accepted accounting principles in the United States of America ("GAAP"). Under this method of accounting, Duke was deemed to be the accounting acquirer for financial reporting purposes. This determination was primarily based on the facts that, immediately following the Merger: (i) Duke's stockholders owned a substantial majority of the voting rights in the combined company, (ii) Duke designated a majority of the members of the initial board of directors of the combined company, and (iii) Duke's senior management holds all key positions in the senior management of the combined company. As a result of the Recapitalization Transaction, the shareholders of Duke received the largest ownership interest in the Company, and Duke was determined to be the "accounting acquirer" in the Recapitalization Transaction. As a result, the historical financial statements of the Company were replaced with the historical financial statements of Duke. The number of shares prior to the reverse capitalization have been retroactively adjusted based on the equivalent number of shares received by the accounting acquirer in the Recapitalization Transaction.

On April 29, 2020, the Company, Duke Inc. and UAS Sub, executed the Merger Agreement, pursuant to which UAS Sub merged with and into Duke, with Duke surviving as a wholly-owned subsidiary of the Company (the "Short-Form Merger"). Pursuant to the Merger Agreement, on June 25, 2020, the Company acquired the remaining outstanding shares of Duke held by those certain Duke shareholders that did not participate in the Share Exchange.

The COVID-19 pandemic has caused states of emergency to be declared in various countries, travel restrictions imposed globally, quarantines established in certain jurisdictions and various institutions and companies being closed. COVID-19 has also adversely affect the Group's ability to conduct its business effectively due to disruptions to its capabilities, availability and productivity of personnel, while the Group simultaneously attempts to comply with rapidly changing restrictions, such as travel restrictions, curfews and others. In particular, on January 24, 2021, the Government of Israel announced that effective January 26, 2021, non-Israeli residents or citizens, except for non-nationals whose lives are based in Israel, are not allowed to enter Israel, and the number of Israeli citizens permitted to enter the country per day will be capped at 3,000. In addition, the Ministry of Health in the State of Israel issued guidelines on March 11, 2020, which were most recently updated in March 2021, recommending people avoid gatherings in one space and providing that no gathering of more than 20 people should be held under any circumstances. Employers (including the Group) are also required to prepare and increase as much as possible the capacity and arrangement for employees to work remotely. In addition, on January 25, 2021, the President of the United States issued a proclamation to restrict travel to the United States from foreign nationals who have recently been in China, Iran, South Africa, and certain European and Latin America countries. Although to date these restrictions have not impacted the Group's operations, the effect on its business, from the spread of COVID-19 and the actions implemented by the governments of the State of Israel, the United States and elsewhere across the globe, may worsen over time. The spread of COVID-19 may also result in the inability of the Group's manufacturers to deliver components or finished products on a timely basis and may also result in the inability of the Group's suppliers to deliver the parts required by its manufacturers to complete manufacturing of components or finished products. In addition, governments may divert spending from other budgeted resources as they seek to reduce and/or stop the spread of COVID-19. Such events may result in a period of business and manufacturing disruption, and in reduced operations, any of which could materially affect the Group's business, financial condition and results of operations. The extent to which COVID-19 impacts the Group's business will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. The Group is actively monitoring the pandemic and it is taking any necessary measures to respond to the situation in cooperation with the various stakeholders.

Going Concern

Since inception, the Group has devoted substantially all its efforts to research and development. The Group is still in its development stage and the extent of the Group's future operating losses and the timing of becoming profitable, if ever, are uncertain. As of December 31, 2020, the Group had $105 in cash and cash equivalents, net losses of $1,368, an accumulated deficit of $5,131, and a negative working capital of $1,176.

The Group will need to secure additional capital in the future in order to meet its anticipated liquidity needs primarily through the sale of additional Common Stock or other equity securities and/or debt financing. Funds from these sources may not be available to the Group on acceptable terms, if at all, and the Group cannot give assurance that it will be successful in securing such additional capital.

These conditions raise substantial doubt about the Group's ability to continue to operate as a "going concern." The Company's ability to continue operating as a going concern is dependent on several factors, among them is the ability to raise sufficient additional funding.

The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Risk factors

The Group faces a number of risks, including uncertainties regarding finalization of the development process, demand and market acceptance of the Group's products, the effects of technological changes, competition and the development of products by competitors. Additionally, other risk factors also exist, such as the ability to manage growth and the effect of planned expansion of operations on the Group's future results. In addition, the Group expects to continue incurring significant operating costs and losses in connection with the development of its products and marketing efforts. The Group has not yet generated significant revenues from its operations to fund its activities, and therefore the continuance of its activities as a going concern depends on the receipt of additional funding from its current stockholders and investors or from third parties.